UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 13, 2004

    First National Bancshares, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    South Carolina
(State or Other Jurisdiction of Incorporation)

000-30523	58-2466370
(Commission File Number)	(IRS Employer Identification No.)

215 N. Pine Street, Spartanburg, South Carolina (Address of Principal Executive Offices)	29302 (Zip Code)

    (864) 948-9001
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   FINANCIAL INFORMATION

        On October 13, 2004, First National Bancshares, Inc., the bank holding company for First National Bank of Spartanburg, issued a press release announcing that the company has record earnings for the third quarter and the first nine months of 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

                 (c)        Exhibits.

                 The following exhibit is filed as part of this report:

Exhibit
Number              Description

99.1                     Press Release dated October 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANCSHARES, INC. By: /s/ Jerry L. Calvert Name: Jerry L. Calvert Title: President and Chief Executive Officer

Dated: October 18, 2004

EXHIBIT INDEX

Exhibit
Number                   Description

99.1                           Press Release dated October 13, 2004.

4